Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - Mobisoft and Magic Hands [Member]
$ in Thousands
Dec. 31, 2020 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets, excluding cash acquired	$ 1,069
Intangible assets, net	4,553
Goodwill	5,718
Total assets acquired, net of acquired cash	$ 11,340